SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                FORM 8-K/A NO. 3

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): SEPTEMBER 6, 2002
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                            SFBC INTERNATIONAL, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



            FLORIDA                       001-16119              59-2407464
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(State or other jurisdiction of     (Commission File No.)       (IRS Employer
         incorporation)                                      Identification No.)



                   11190 BISCAYNE BLVD., MIAMI, FLORIDA 33181
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 305-895-0304
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a.       Financial statements of business acquired.

         The financial statements of NDS for the year ended December 31, 2001 are contained in the report on Form 8-K/A filed on November 20, 2002.

b.       Pro forma financial information

         The pro forma financial information for the year ended December 31, 2001 and the six months ended June 30, 2002 is contained in the report on Form 8-K/A filed on November 20, 2002.

c.       Exhibits

Exhibit No.                Exhibit
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1                          Asset Purchase Agreement(1)(2)


     (1) Confidential portions omitted and filed separately with the Commission pursuant to a Request For Confidential Treatment.

     (2) The following Schedules and Exhibits have been omitted in accordance with Regulation S-B Item 601(b)(2), and will be made available to the SEC upon request:
              a. Schedule 3.02 Assigned Contracts; Obligations under Licenses and Permits
              b. Schedule 4.06 Allocation of Purchase Price
              c. Schedule 6.02 Qualifications to do Business
              d. Schedule 6.04 Consents and Approvals
              e. Schedule 6.07 Absence of Certain Changes or Events
              f. Schedule 6.08 Tax Matters
              g. Schedule 6.12 Leased Real Property
              h. Schedule 6.13(a) Equipment and Machinery
              i. Schedule 6.14 Intellectual Property
              j. Schedule 6.17(c) Employee Benefit Plans
              k. Schedule 6.19 Licenses and Permits
              l. Schedule 6.21 Insurance
              m. Schedule 6.22 Contracts and Commitments
              n. Schedule 6.26 Stockholders
              o. Schedule 6.28 Related Party Transactions

                                       2
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              p. Schedule 7.02 Qualifications To Do Business
              q. Schedule 7.06 Absence of Undisclosed Liabilities
              r. Schedule 8.01(o) Employee Parties to Stock Option Agreement
              s. Exhibit A Form of Registration Rights Agreement
              t. Exhibit B Form of Lock-up Agreement
              u. Exhibit C Form of Acknowledgement
              v. Exhibit D Form of Escrow Agreement
              w. Exhibit E Form of Opinion of Seller's Counsel
              x. Exhibit F Form of Stock Option Agreement
              y. Exhibit G Form of Purchaser's Opinion



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SFBC International, Inc.



                                     By:  /s/ Arnold Hantman
                                          ---------------------------
                                              Arnold Hantman
                                              Chief Executive Officer

Date:  March 19, 2003